UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) August 30, 2000


                      Commission file Number 000-30717

                        PLAINVIEW LABORATORIES, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


         Nevada                                             88-0409261
--------------------------------                     ----------------------
 (State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)


                                308 Horn Street
                                Las Vegas, NV  89107
---------------------------------------------------------------------------
                      (Address of principal executive offices)
                                  (702) 203-8477
---------------------------------------------------------------------------
                           (Issuer's telephone number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Pursuant to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated as of August 16, 2000 between BOPPERS Holdings, Inc. ("BOP"), a Nevada corporation, and Plainview Laboratories, Inc. ("PNL"), a Nevada corporation, all the outstanding shares of common stock of PNL were exchanged for 20,000 shares of 144 restricted common stock of BOP in a transaction in which BOP was the successor corporation.

     A copy of the Acquisition Agreement and Plan of Merger (Exhibit 1.1), Certificate of Merger (Exhibit 1.2) and Audited Financial Statements (Exhibit 1.3) are filed as exhibits to this Form 8-K and are incorporated in their entirety herein.

     The officers of BOP will continue as officers of the successor issuer. A copy of the Merger Agreement was filed as an exhibit to a Form 8-K on August 30, 2000, along with the Articles of Merger.

     (b) The following table contains information regarding the shareholdings of BOP's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (there are no outstanding options nor warrants issued), as of August 30, 2000:


                                               Amount of Common   Percent of
                                               Stock              Common Stock
                                               Beneficially       Beneficially
Names and Addresses(1)              Acquired   Owned (2)          Owned
------------------------------------------------------------------------------
T. J. Jesky - President/ Director   7/15/97      183,475            32.6%
Skyelan Rose - Secretary/Director   7/15/97          150             0.0003%
                                                 -------            --------
Total Officers and Directors as a Group (2)      183,625            32.6003%



(1)  T. J. Jesky and Skyelan Rose, 1801 E. Tropicana, Suite 9,
     Las Vegas, NV  89119.

(2) Based upon 562,475 outstanding shares of common stock (prior to the merger).

BUSINESS
-------

Except for historical information the matters set forth herein, which are forward-looking statements, involve certain risks and uncertainties, and other factors which may cause the actual results, performance, or achievement expressed or implied by such forward-looking statements to differ. There are risks and uncertainties that the company will be unable to generate any revenues and thus will not provide the benefits to the Company's stockholders as anticipated. Other potential risks and uncertainties include, but are not limited to, the market acceptance and amount of revenues anticipated to be created, the Company's ability to raise sufficient capital for operations.

The Company was formed on July 15, 1997, to develop a proprietary restaurant/ bar concept using the trade name of "Boppers". To date, the management of the Company, due to various factors outside of its control, has been unable to perform on the original business model of the Company. Therefore, to provide value to its shareholder base and because the current management is committed to other long term business endeavors, the Company's new business plan shall be to make itself an attractive candidate for a business combination or merger with a operating and preferably profitable private business venture that desires to merge with a publicly traded company. In November, 1999, the Company was approved for trading on the National Quotation Bureau's Pink Sheets.

In implementing a structure for a particular business acquisition, the Company may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. It may also acquire stock or assets of an existing business. On the consummation of a transaction, it is probable that the present management and shareholders of the Company will no longer be in control of the Company. In addition, the Company's directors may, as part of the terms of the acquisition transaction, resign and be replaced by new directors without a vote of the Company's shareholders or may sell their stock in the Company. Any terms of sale of the shares presently held by officers and/or directors of the Company will be also afforded to all other shareholders of the Company on similar terms and conditions. Any and all such sales will only be made in compliance with the securities laws of the United States and any applicable state.

It is anticipated that any securities issued in any such reorganization would be issued in reliance upon exemption from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of its transaction, the Company may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter. If such registration occurs, of which there can be no assurance, it will be undertaken by the surviving entity after the Company has successfully consummated a merger or acquisition. The issuance of substantial additional securities and their potential sale into any trading market which may develop in the Company's securities may have a depressive effect on the value of the Company's securities in the future, if such a market develops, of which there is no assurance.

Personnel
---------

The Company currently has two (2) employees: one President, and one Secretary.

General
-------

The Company is filing this registration statement in accordance with the requirements of NASD Rule 6740, in that it will remain a primary vehicle as a merger partner or acquisition vehicle utilizing its status as a public company. Any business combination or transaction will likely result in a significant issuance of shares and substantial dilution to present stockholders of the Company. Since, November, 1999, the Company's stock has been listed on the National Quotation Bureau's Pink Sheets, under the symbol "BOPP."
The Company has no plans, proposals, arrangements, or understanding with respect to the sale or issuance of additional securities prior to the location of an acquisition or merger candidate.

Litigation
----------

The Company is not a party to any legal proceedings.

Property
--------

The  Company's principal office is located at 1801 E. Tropicana, Suite
9, Las Vegas, Nevada 89119. Email address: Boppers@yahoo.com. The office space is provided by one of the officers of the Company at no cost to the Company.

Description of Securities
-------------------------

The Company was incorporated July 15, 1997 under the laws of the State of Nevada (File Number 15265-1997). The Company was organized to engage in any lawful activity. The Company currently has no operations and, in accordance with SFAS #7, is considered a development stage company. The Company is authorized to issue twenty-five million(25,000,000) shares of its $0.001 par value common stock. The Company originally had no authorized preferred stock. On August 18, 2000, the Company amended its original Articles of Incorporation to increase the number of authorized shares of its $0.001 par value common stock from twenty five million (25,000,000) to two hundred million (200,000,000) shares and authorize shares of its $0.001 par value preferred stock from zero (0) to twenty million (20,000,000).

On July 15, 1997, the Company issued 97,987 shares of its $0.001 par value common stock to its founders. On August 6, 1997, the company sold 10,000 shares of common stock for $5,000. On August 29, 1997, the Company's Board of Directors voted to a forward split of its outstanding common share by initiating a 7.5 to 1 stock split. On November 26, 1997, the Company's Board of Directors voted to a reverse split of its outstanding common stock by initiating a 1 for 4 stock split, at that time, the Company had 202,475 shares of common stock issued and outstanding. On December 1, 1997, the Company issued 360,000 shares of its $0.001 par value common. Through December 1, 1997 to September 30, 1999, this Company has 562,475 issued and outstanding common shares On August 21, 2000, the Company announced a 9 to 1 forward stock split to take effect at the close of business on August 31, 2000. This will bring the number of issued and outstanding common shares to 5,062,275 common share which are held by approximately fifty (50) plus shareholders of record.

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock have no cumulative voting rights. Holders of shares of common stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the Board of Directors in its discretion, from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of common stock have no preemptive rights to purchase the Company's common stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All of the outstanding shares of common stock are validly issued, fully paid and non-assessable.

MANAGEMENT
----------

The members of the Board of Directors of the Company serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. Information as to the directors and executive officers of the Company is as follows:



NAME                             AGE              POSITION
----                             ---              --------
T. J. Jesky                      53               President, Chief Executive
                                                  Officer, Chief Financial
                                                  Officer and Director

Skyelan Rose                     42               Secretary and Director


Duties, Responsibilities and Experience

The Company is managed and led by T. J. Jesky, who has 20 years experience in the pharmaceutical industry. He is a former Division Manager for Procter & Gamble Pharmaceuticals. He began his pharmaceutical career in 1973 with Eaton Laboratories, whose headquarters were based in Norwich, New York. This company subsequently changed its name to Norwich Eaton, and in 1981 it was purchased by Procter & Gamble. The Division subsequently changed its name to Procter & Gamble Pharmaceuticals. Mr. Jesky held various positions in the company, including but not limited to: District Manager, Key Account Manager, Hospital Manager, Region Manager, Division Manager for U.S., Canada and Puerto Rico.
He resigned from Procter & Gamble in 1995. He became President, CEO and sole stockholder of Studebaker's, Inc. a restaurant/nightclub and real estate holding company in Arizona. He sold this business in 1997, and opened a Boppers Holdings, Inc., as a restaurant consulting company, which has been inactive for the past 2 years. In August, 1998, he subsequently founded Barrington Laboratories, Inc. a research pharmaceutical company. He is currently
President and Chairman of the Board of Boppers Holdings, Inc., and Barrington Laboratories, both Nevada Corporations.

Skyelan Rose, Corporate Secretary for Boppers Holdings, Inc. Her background includes marketing hotel services and banquet facilities. For the past two years, she has executed marketing programs for restaurants and nightclubs. She is the Event Planner for the Arizona Room of America OnLine, and has successfully executed a number of programs with this organization.
Prior, she has eight years experience in marketing and sales with the hotel industry. She spent two of those eight years as Director of Marketing/Sales for Holiday Inn, Arizona Region. She is also a Corporate Secretary for an e-Commerce company, called eClic, Inc., and Corporate Secretary for Barrington Laboratories, Inc., both Nevada Corporations.

Directors are elected in accordance with our bylaws to serve until the next annual stockholders meeting. Barrington Laboratories does not currently pay compensation to directors for services in that capacity.

Officers are elected by the board of directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the board of directors. There are no family relationships between any director or executive officer and any other director or executive officer of Boppers Holdings, Inc.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     The consideration exchanged pursuant to the Merger Agreement was negotiated between BOP and PNL (See "Acquisition Agreement and
Plan of Merger, Exhibit 1.1").

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

Not applicable.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

The Officers and Directors of the successor corporation will remain the same.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Audited financial statements of BOPPERS Holdings, Plainview Laboratories, and consolidated statements are filed herewith (See "Exhibit 1.3").

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.  REGULATION S OFFERINGS.

Not applicable.

EXHIBITS

1.1* Acquisition Agreement and Plan of Merger between BOPPERS HOLDINGS, INC.
     and PLAINVIEW LABORATORIES, INC.

1.2* Certificate of Merger between BOPPERS HOLDINGS, INC. and
     PLAINVIEW LABORATORIES, INC.

1.3* Audited financial statements for PLAINVIEW LABORATORIES, BOPPERS HOLDINGS,
     INC. and Consolidated.

23*  Consents of Experts and Counsel (G. Brad Beckstead, CPA)
---------------
*Filed herewith

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLAINVIEW LABORATORIES, INC.

                                        By:  /s/ Juliann DeStefano
                                        ----------------------------
                                        Juliann DeStefano, President


Date: August 30, 2000